Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 19, 2015, is entered into by and among SERVICE CORPORATION INTERNATIONAL, a Texas corporation (the “Borrower”), each of the Guarantors party hereto (the “Guarantors”), each of the Lenders (as such term is hereinafter defined) party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent for the Lenders (in such capacity, the “Agent”).
PRELIMINARY STATEMENT
WHEREAS, the Borrower, the lenders party thereto (the “Lenders”) and the Agent entered into that certain Credit Agreement dated as of July 2, 2013 (as from time to time amended, modified, supplemented, restated or amended and restated, the “Credit Agreement”), pursuant to which the Lenders agreed to make available to the Borrower a revolving credit facility;
WHEREAS, the Borrower has notified the Agent and the Lenders that the Borrower intends to form a new Domestic Subsidiary, Big Bend Insurance Company, Inc. (“Big Bend”), which Domestic Subsidiary will be subject to regulatory requirements that prohibit the execution of a Guarantee Agreement, as required by Section 5.10 of the Credit Agreement;
WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend the Credit Agreement to permit Big Bend to be an Excluded Subsidiary;
WHEREAS, the Borrower has requested that the Agent and the Lenders agree to amend certain other provisions of the Credit Agreement; and
WHEREAS, the Agent and Lenders are willing to do so subject to the terms and conditions set forth herein, provided that the Borrower and Guarantors ratify and confirm all of their respective obligations under the Credit Agreement and the Loan Documents;
NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein have the meanings assigned to them in the Credit Agreement.
2.    Amendment to Section 1.01.
(a)    Section 1.01 of the Credit Agreement is hereby amended to restate the definition of “Excluded Subsidiaries” in its entirety as follows:
“Excluded Subsidiaries” means (a) Wilson Financial Group and each Subsidiary thereof; (b) Neptune Society, Inc. and each Subsidiary thereof; (c) SCI International, LLC; (d) Alderwoods Group, LLC; (e) ECI Capital Corporation; (f) SCI Cerberus, Inc.;

(g) Investors Trust, Inc., for so long as it is a regulated trust company; (h) West Lawn Cemetery, for so long as it is subject to regulatory restrictions that prohibit the execution of a Guarantee Agreement; (i) each of Fine Finishes, Inc. and Taylor M. Simpson Co., for so long as it is inactive; (j) each of Lake Lawn Park, LLC, Rest Hills Memorial Park, Inc. and Heaven’s Pets at Lakelawn Metairie, LLC, for so long as it is an immaterial non-wholly owned Domestic Subsidiary of Stewart Enterprises; (k) any future Domestic Subsidiary of Stewart Enterprises (i) for so long as it is subject to regulatory restrictions that prohibit the execution of a Guarantee Agreement or (ii) that is an immaterial non-wholly owned Domestic Subsidiary of Stewart Enterprises, each as certified to the Administrative Agent pursuant to a certificate of a Financial Officer or other executive officer of the Borrower; (l) any Domestic Subsidiary (i) that is treated as a disregarded entity for U.S. federal income tax purposes, (ii) the primary asset of which consists of Equity Interests in any Foreign Subsidiary and (iii) that has no outstanding Guarantee of Indebtedness of the Borrower or any Domestic Subsidiary; (m) any Managed Entity; and (n) Big Bend, for so long as it is subject to regulatory restrictions that prohibit the execution of a Guarantee Agreement.
(b)    Section 1.01 of the Credit Agreement is hereby amended to add the following phrase at the end of the first and second sentences of the definition of “LIBO Rate”:
“(but if such rate is less than zero, such rate shall be deemed zero for purposes of this Agreement)”.
(c)    Section 1.01 of the Credit Agreement is hereby amended to add the following new definitions in proper alphabetical order:
“Big Bend” means Big Bend Insurance Company, Inc., a Texas captive insurance company.
“First Amendment Effective Date” means October 19, 2015.
3.    Amendment to Section 2.17. Section 2.17 of the Credit Agreement is hereby amended to add the following new paragraph (j) at the end of said Section:
“(j)    For purposes of determining withholding Taxes imposed under FATCA, from and after the First Amendment Effective Date, the Borrower and the Administrative Agent shall treat (and the Lenders hereby authorize the Administrative Agent to treat) this Agreement as not qualifying as a “grandfathered obligation” within the meaning of Treasury Regulation Section 1.1471-2(b)(2)(i).”

4.    Amendment to Section 5.10. Section 5.10 of the Credit Agreement is hereby amended to restate paragraph (b) in its entirety as follows:
“(b)    If, at any time, (i) the aggregate combined revenues of the Non-Guarantors (other than Big Bend) exceed twenty percent (20%) of the aggregate total consolidated revenues for the most recently ended period of four (4) fiscal quarters of the Borrower and all of the Subsidiaries or (ii) the aggregate combined assets of the Non-Guarantors (other than Big Bend) exceed twenty percent (20%) of the aggregate total consolidated assets as of the end of the most recently ended fiscal quarter of the Borrower and all of the Subsidiaries, the Borrower shall promptly cause one or more of the Non-Guarantors to execute a Guarantee Agreement such that, after giving effect to such Guarantee Agreement, both the aggregate combined revenue and the aggregate combined assets (measured according to book value basis) of all remaining Non-Guarantors (other than Big Bend), are less than twenty percent (20%) of the total consolidated revenue and total assets, respectively, of the Borrower and all of the Subsidiaries.”
5.    Amendment to Section 6.06. Section 6.06 of the Credit Agreement is hereby amended to delete the word “and” at the end of subsection (m) thereof, delete the period at the end of subsection (n) thereof and substitute a semicolon and the word “and” in its place and insert the following new subsection (o) at the end of said Section 6.06:
“(o)    Investments in Big Bend for reserves and capital to the extent required by the Texas Department of Insurance, as determined in good faith by the Borrower.”
6.    Conditions Precedent. The effectiveness of this Amendment is subject to satisfaction of the following conditions precedent:
(a)    no Default or Event of Default shall exist;
(b)    the Agent shall have received counterparts of this Amendment, duly executed by the Borrower, the Guarantors and the Required Lenders; and
(c)    all fees and expenses payable to the Agent and the Lenders (including the fees and expenses of counsel to the Agent) accrued and invoiced to date shall have been paid in full.
7.    Ratification. Each of the Borrower and Guarantors hereby ratifies all of its Obligations under the Credit Agreement and each of the Loan Documents to which it is a party, and agrees and acknowledges that the Credit Agreement and each of the Loan Documents to which it is a party are and shall continue to be in full force and effect as amended and modified by this Amendment. Nothing in this Amendment extinguishes, novates or releases any right, claim, or entitlement of any of the Lenders or the Agent created by or contained in any of such documents nor are the Borrower nor Guarantors released from any covenant, warranty or obligation created by or contained herein or therein.
8.    Representations and Warranties. Each of the Borrower and Guarantors hereby represents and warrants to the Lenders and the Agent that (a) this Amendment has been duly executed and delivered on behalf of each of the Borrower and Guarantors, (b) this Amendment constitutes a valid and legally binding agreement enforceable against each of the Borrower and Guarantors in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law, (c) the representations and warranties contained in the Credit Agreement and the Loan Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof, except for such representations and warranties as are by their express terms limited to a specific date, in which case such representations and warranties were true and correct in all material respects as of such specific date, (d) no Default or Event of Default exists under the Credit Agreement or under any Loan Document, (e) the Persons appearing as Guarantors on the signature pages to this Amendment constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and each such Person has executed and delivered a Guarantee Agreement; and (f) the execution, delivery and performance of this Amendment has been duly authorized by each of the Borrower and Guarantors.
9.    Release and Indemnity.
(a)    The Borrower hereby releases and forever discharges the Agent and each of the Lenders and each affiliate thereof and each of their respective employees, officers, directors, trustees, agents, attorneys, successors, assigns or other representatives from any and all claims, demands, damages, actions, cross-actions, causes of action, costs and expenses (including legal expenses), of any kind or nature whatsoever, whether based on law or equity, which any of said parties has held or may now own or hold, whether known or unknown, for or because of any matter or thing done, omitted or suffered to be done on or before the actual date upon which this Amendment is signed by any of such parties (i) arising directly or indirectly out of the Loan Documents, or any other documents, instruments or any other transactions relating thereto and/or (ii) relating directly or indirectly to all transactions by and between the Borrower or its representatives and the Agent, and each Lender or any of their respective directors, officers, agents, employees, attorneys or other representatives. Such release, waiver, acquittal and discharge shall and does include, without limitation, any claims of usury, fraud, duress, misrepresentation, lender liability, control, exercise of remedies and all similar items and claims, which may, or could be, asserted by the Borrower including any such caused by the actions or negligence of the indemnified party (other than its gross negligence or willful misconduct as determined by a final nonappealable judgment by a court of competent jurisdiction).
(b)    The Borrower hereby ratifies the indemnification provisions contained in the Loan Documents, including, without limitation, Section 9.03 of the Credit Agreement, and agrees that this Amendment and losses, claims, damages and expenses related thereto shall be covered by such indemnities.

10.    Counterparts. This Amendment may be signed in any number of counterparts, which may be delivered in original, facsimile or electronic form each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.
11.    Amendment is a Loan Document. This Amendment is a Loan Document as defined in the Credit Agreement.
12.    Governing Law. This Amendment shall be construed in accordance with and governed by the Law of the State of Texas.
13.    Final Agreement of the Parties. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.
BORROWER:
SERVICE CORPORATION INTERNATIONAL,
a Texas corporation
By: /s/ Eric D. Tanzberger
    Eric D. Tanzberger
    Senior Vice President, Chief Financial Officer
    and Treasurer

GUARANTORS:

SCI MANAGEMENT L.P.

By:	SCI ADMINISTRATIVE SERVICES, LLC, General Partner

By:    /s/ Curtis G. Briggs
    Curtis G. Briggs
Vice President

SCI EASTERN MARKET SUPPORT CENTER, L.P.

By:    SCI EOPS HQ, INC.,
    General Partner

By:    /s/ Curtis G. Briggs
    Curtis G. Briggs
Vice President

SCI HOUSTON MARKET SUPPORT CENTER, L.P.

By:	SCI HOUSTON HUB, INC.,
General Partner

By:    /s/ Curtis G. Briggs
    Curtis G. Briggs
Vice President

REMEMBRANCE MEMORIAL TRADITIONS, LLC

By:    /s/ Curtis G. Briggs
    Curtis G. Briggs
Manager

CMSD, LLC and FMSD, LLC

By:    /s/ Edward A. Fowler
Edward A. Fowler
Manager of each of the above-named     companies

EVANS & EARLY MORTUARY, LLC

By:    /s/ Janet S. Key
    Janet S. Key
Manager

MFH, L.L.C.

By:    Carothers Holding Company, Inc.,
Sole Member

By:    /s/ Curtis G. Briggs
Curtis G. Briggs
Vice President

MCH WILSON, INC.

By:    /s/ Marco J. Rimassa
Marco J. Rimassa
President

TRUST ADVISORS, INC.

By:    /s/ Steven D. Metzger
Steven D. Metzger
Vice President

KANAWHA PLAZA PARTNERSHIP

By:    S.E. MID-ATLANTIC, LLC;
S.E. CEMETERIES OF VIRGINIA, LLC, and
S.E. CEMETERIES OF WEST VIRGINIA, INC.,
General Partners

By:    /s/ Curtis G. Briggs
Curtis G. Briggs
President or Vice President of each of the above-named General Partners

LAKE LAWN METAIRIE FUNERAL HOME

By:    STEWART ENTERPRISES, INC. and
S.E. FUNERAL HOMES OF LOUISIANA,     LLC,
General Partners

By:    /s/ Curtis G. Briggs
Curtis G. Briggs
President or Vice President of each of the above-named General Partners

EACH OF THE OTHER SUBSIDIARIES LISTED ON SCHEDULE A HERETO

By:    /s/ Curtis G. Briggs
Curtis G. Briggs
President or Vice President of each of such subsidiaries

ADMINISTRATIVE AGENT AND LENDER:
JPMORGAN CHASE BANK, N.A.
By:    /s/ John Kushnerick
Name:    John Kushnerick
Title:    Executive Director

LENDER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/ Kirk Tesch
Name:    Kirk Tesch
Title:    Managing Director

LENDER:
SUNTRUST BANK
By:    /s/ Justin Lien
Name:    Justin Lien
Title:    Director

LENDER:
COMPASS BANK dba BBVA COMPASS
By:    /s/ Daniel Feldman
Name:    Daniel Feldman
Title:    Vice President

LENDER:
THE BANK OF NOVA SCOTIA
By:    /s/ Michelle C. Phillips
Name:    Michelle C. Phillips
Title:    Director & Execution Head

LENDER:
SCOTIABANK INC.
By:    /s/ J.F. Todd
Name:    J.F. Todd
Title:    Managing Director

LENDER:
AMEGY BANK, N.A.
By:    /s/ Megan Dilger
Name:    Megan Dilger
Title:    Assistant Vice President

LENDER:
THE BANK OF TOKYO-MITSUBISHI UFJ., LTD.
By:    /s/ Thomas Danielson
Name:    Thomas Danielson
Title:    Authorized Signatory

LENDER:
REGIONS BANK
By:    /s/ Joey Powell
Name:    Joey Powell
Title:    Senior Vice President

LENDER:
RAYMOND JAMES BANK, N.A.
By:    /s/ Scott G. Axelrod
Name:    Scott G. Axelrod
Title:    Senior Vice President

LENDER:
ROYAL BANK OF CANADA
By:    /s/ Hogan Mak
Name:    Hogan Mak
Title:    Director

LENDER:
BOKF, NA dba BANK OF TEXAS
By:    /s/ Robbie Shackouls
Name:    Robbie Shackouls
Title:    Vice President

LENDER:
BRANCH BANKING & TRUST COMPANY
By:    /s/ Matt McCain
Name:    Matt McCain
Title:    Senior Vice President

LENDER:
CAPITAL ONE, NATIONAL ASSOCIATION
By:    /s/ Cheryl H. Denenea
Name:    Cheryl H. Denenea
Title:    Senior Vice President

LENDER:
FROST BANK
By:    /s/ Travis Buchanan
Name:    Travis Buchanan
Title:    Vice President

SCHEDULE A

GUARANTORS

ABBEY PLAN OF TEXAS, INC.
ACME MAUSOLEUM, LLC
ADVANCE FUNERAL INSURANCE SERVICES
ADVANCE PLANNING OF AMERICA, INC.
ADVANCED PLANNING (ALABAMA), INC.
AFFILIATED FAMILY FUNERAL SERVICE, INC.
ALDERWOODS (ALASKA), INC.
ALDERWOODS (ARKANSAS), INC.
ALDERWOODS (CHICAGO CENTRAL), INC.
ALDERWOODS (CHICAGO NORTH), INC.
ALDERWOODS (COLORADO), INC.
ALDERWOODS (CONNECTICUT), INC.
ALDERWOODS (GEORGIA), LLC
ALDERWOODS (IDAHO), INC.
ALDERWOODS (ILLINOIS), INC.
ALDERWOODS (INDIANA), INC.
ALDERWOODS (KANSAS), INC.
ALDERWOODS (MARYLAND), INC.
ALDERWOODS (MASSACHUSETTS), INC.
ALDERWOODS (MICHIGAN), INC.
ALDERWOODS (MINNESOTA), LLC
ALDERWOODS (MISSISSIPPI), INC.
ALDERWOODS (MISSOURI), INC.
ALDERWOODS (MONTANA), INC.
ALDERWOODS (NEVADA), INC.
ALDERWOODS (NEW MEXICO), INC.
ALDERWOODS (NEW YORK), LLC
ALDERWOODS (NORTH CAROLINA), INC.
ALDERWOODS (OHIO) CEMETERY MANAGEMENT, INC.
ALDERWOODS (OHIO) FUNERAL HOME, INC.
ALDERWOODS (OKLAHOMA), INC.
ALDERWOODS (OREGON), INC.
ALDERWOODS (PARTNER), INC.
ALDERWOODS (SOUTH CAROLINA), INC.
ALDERWOODS (TENNESSEE), LLC
ALDERWOODS (TEXAS), INC.
ALDERWOODS (WASHINGTON), INC.
ALDERWOODS (WEST VIRGINIA), INC.
ALDERWOODS (WISCONSIN), INC.
ALDERWOODS GROUP (CALIFORNIA), INC.
AMERICAN BURIAL AND CREMATION CENTERS, INC.
AMG, INC.

AUMAN FUNERAL HOME, INC.
AUMAN’S, INC.
BAMFH, INC.
BALLYHOO INNOVATIONS, INC.
BARTLETT-BURDETTE-COX FUNERAL HOME, INC.
BENNETT-EMMERT-SZAKOVITS FUNERAL HOME, INC.
BOUNDS FUNERAL HOME, INC.
BRIGHT UNDERTAKING COMPANY
BURGEE-HENSS-SEITZ FUNERAL HOME, INC.
CALIFORNIA CEMETERY AND FUNERAL SERVICES, LLC
CAROTHERS HOLDING COMPANY, INC.
CASDORPH & CURRY FUNERAL HOME, INC.
CATAWBA MEMORIAL PARK, INC.
CEDAR HILL CEMETERY COMPANY, INC.
CEMCARE, INC.
CEMETERY MANAGEMENT, INC.
CHAPEL OF THE ROSES, INC.
CHAPEL OF THE VALLEY FUNERAL HOME, INC.
CHARLES S. ZEILER & SON, INC.
CHAS. PETER NAGEL LLC
CHEATHAM HILL MEMORIAL PARK, INC.
CHICAGO CEMETERY CORPORATION
CHRISTIAN FUNERAL SERVICES, INC.
CLINCH VALLEY MEMORIAL CEMETERY, INC.
CREMATION SOCIETY NORTHWEST, INC.
CREST LAWN MEMORIAL GARDENS, INC.
DIAL DUNKIN ENTERPRISES, INC.
DIGNITY MEMORIAL NETWORK, INC.
DIRECTORS SUCCESSION PLANNING II, INC.
DIRECTORS SUCCESSION PLANNING, INC.
DSP GENERAL PARTNER II, INC.
DSP GENERAL PARTNER, INC.
DUNBAR FUNERAL HOME
DUNWOOD CEMETERY SERVICE COMPANY
D.W. NEWCOMER’S SONS, INC.
DWN PROPERTIES, INC.
EAGLE FINANCIAL ASSOCIATES, INC.
EARTHMAN HOLDINGS, INC.
EARTHMAN LP, INC.
EASTERN CEMETERY ASSOCIATES, INC.
EASTLAWN CORPORATION
ECI CEMETERY SERVICES OF MARYLAND, LLC
ECI SERVICES OF MAINE, INC.
ECI SERVICES OF NEW HAMPSHIRE, INC.
ED MELENYZER CO.
ELMWOOD ACQUISITION CORPORATION

EMERALD HILLS FUNERAL CORPORATION
EMPRESAS STEWART – FUNERARIAS, INC.
ENDURING MEMORIES, INC.
ENSURE AGENCY OF PENNSYLVANIA, INC.
E.R. BUTTERWORTH & SONS
EUBANK FUNERAL HOME, INC.
EVERGREEN FUNERAL HOME AND CEMETERY, INC.
EVERLY PFP, INC.
FAMILY CARE, INC.
FHC REALTY, INC.
FLORIDA MARKER, LLC
FOREST HILLS CEMETERY, LLC
FORT LINCOLN CEMETERY, INC.
FORT LINCOLN FUNERAL HOME, INC.
FRANCIS F. SEIDEL, INC.
FUNERAL SECURITY PLANS, INC.
FUNERAL SERVICE PENNSYLVANIA, LLC
FUNERAL SERVICE, INC.
GARDEN STATE CREMATORY, INC.
GARRETT-HILLCREST, INC.
GARY L. KAUFMAN FUNERAL HOME AT MEADOWRIDGE MEMORIAL PARK, INC.
GARY L. KAUFMAN FUNERAL HOME SOUTHWEST, INC.
GEORGE WASHINGTON CEMETERY COMPANY, LLC
GEORGE WASHINGTON MEMORIAL PARK, INC.
GILA MOUNTAIN DEVELOPMENT CO., INC.
GRACELAND CEMETERY DEVELOPMENT CO.
GRACELAWN MEMORIAL PARK, INC.
GREEN SERVICE CORPORATION
GRIFFIN-LEGGETT INSURANCE AGENCY, LLC
GRIFFIN-LEGGETT, LLC
GUARDIAN CREMATION SOCIETY, INC.
H. SAMSON, INC.
H.P. BRANDT FUNERAL HOME, INC.
HAISTEN FUNERAL HOME OF HENRY COUNTY, INC.
HAROLD B. MULLIGAN CO., INC.
HAWAIIAN MEMORIAL LIFE PLAN, LTD.
HEALY-HAHN FUNERAL PROPERTIES, INC.
HILLCREST MEMORIAL CEMETERY, INC.
HINES-RINALDI FUNERAL HOME, INC.
HOLLY HILL MEMORIAL PARK, INC.
I. J. MORRIS, LLC
JOHN M. TAYLOR FUNERAL HOME, INC.
JOSEPH GAWLER’S SONS, LLC
J.P. FINLEY AND SON MORTUARY, INC.
KER-WESTERLUND FUNERAL HOME, INC.
KEYSTONE ADVANCE PLANNING, INC.

KEYSTONE AMERICA, INC.
KEYSTONE INDIANA, INC.
KEYSTONE KENTUCKY, INC.
KEYSTONE MICHIGAN, INC.
KNAUSS ENTERPRISES LIMITED LIABILITY COMPANY
KNEE FUNERAL HOME OF WILKINSBURG, INC.
KLINGEL-CARPENTER MORTUARY, INC.
LAKE VIEW MEMORIAL GARDENS, INC.
LAKEWOOD MEMORIAL PARK, INC.
LAUGHLIN FUNERAL HOME, LTD.
LEMMON FUNERAL HOME OF DULANEY VALLEY, INC.
LHT CONSULTING GROUP, LLC
LINEBERRY GROUP, INC.
LOI CHARLESTON, INC.
LORING BYERS FUNERAL DIRECTORS, INC.
MAINE CREMATION CARE, LLC
MAKING EVERLASTING MEMORIES, LLC
MCHUGH FUNERAL HOME, INC.
MCLAURIN’S FUNERAL HOME, INC.
MEMORIAL GUARDIAN PLANS, INC., a Delaware corporation
MEMORIAL GUARDIAN PLANS, INC., a Missouri corporation
MILLER-DIPPEL FUNERAL HOME, INC.
MONTE VISTA BURIAL PARK, INC.
MONTLAWN MEMORIAL PARK, INC.
MOUNT AUBURN MEMORIAL PARK, INC.
MOUNT VERNON MEMORIAL PARK
NAILKNOT, LLC
NATIONAL CREMATION SERVICE, INC.
NATIONAL EXCHANGE TRUST, LTD.
NATIONAL FUNERAL SERVICES, INCORPORATED
NEW ENGLAND CREMATION SERVICES, LLC
NEW YORK FUNERAL CHAPELS, LLC
NEW YORK MARKER, LLC
NINETEEN THIRTY-FIVE HOLDINGS, INC.
NORTHERN LAND COMPANY, INC.
OAK WOODS CEMETERY ASSOCIATION
OAK WOODS MANAGEMENT COMPANY
OAKLAWN CEMETERY ASSOCIATION
OFTC, INC.
OSIRIS HOLDING CORPORATION
OSIRIS HOLDING OF FLORIDA, INC.
PALM MORTUARY, INC.
PARKLAWN, INC.
PARKWOOD MANAGEMENT COMPANY
PASADENA FUNERAL HOME, INC.
PINEVIEW MEMORIAL PARK, INC.

PIONEER FUNERAL PLANS, INC.
PSI FUNDING, INC.
REEVES, INC.
RH CEMETERY CORP.
RH MORTUARY CORPORATION
RIDGEWOOD CEMETERY COMPANY, INC.
ROBERT DOUGLAS GOUNDREY FUNERAL HOME, INC.
ROBERT L. HENDRICKS FUNERAL HOME, INC.
ROHLAND FUNERAL HOME
ROSE HAVEN FUNERAL HOME & CEMETERY, INC.
ROSE HILLS COMPANY
ROSE HILLS HOLDINGS CORP.
ROSEDALE CEMETERY COMPANY
ROSEDALE FUNERAL CHAPEL, INC.
RUZICH FUNERAL HOME, INC.
S & H PROPERTIES AND ENTERPRISES, INC.
SALVATORE AIR TRANSPORTATION CORP.
SAUL-GABAUER FUNERAL HOME, INC.
SCHIMUNEK FUNERAL HOME, INC.
SCI ADMINISTRATIVE SERVICES, LLC
SCI ALABAMA FUNERAL SERVICES, LLC
SCI ALASKA FUNERAL SERVICES, INC.
SCI ARIZONA FUNERAL SERVICES, INC.
SCI ARKANSAS FUNERAL SERVICES, INC.
SCI CALIFORNIA FUNERAL SERVICES, INC.
SCI CAPITAL CORPORATION
SCI CAPITAL HOLDINGS, INC.
SCI COLORADO FUNERAL SERVICES, INC.
SCI CONNECTICUT FUNERAL SERVICES, LLC
SCI EOPS HQ, INC.
SCI FINANCIAL SERVICES, INC.
SCI FUNERAL & CEMETERY PURCHASING COOPERATIVE, INC.
SCI FUNERAL SERVICES OF FLORIDA, LLC
SCI FUNERAL SERVICES OF NEW YORK, INC.
SCI FUNERAL SERVICES, LLC
SCI GEORGIA FUNERAL SERVICES, LLC
SCI HOUSTON HUB, INC.
SCI ILLINOIS SERVICES, INC.
SCI INDIANA FUNERAL SERVICES, INC.
SCI INVESTMENT SERVICES, INC.
SCI IOWA FINANCE COMPANY
SCI IOWA FUNERAL SERVICES, INC.
SCI KANSAS FUNERAL SERVICES, INC.
SCI KENTUCKY FUNERAL SERVICES, INC.
SCI LOAN SERVICES, LLC
SCI LOUISIANA FUNERAL SERVICES, INC.

SCI MARYLAND FUNERAL SERVICES, INC.
SCI MICHIGAN FUNERAL SERVICES, INC.
SCI MINNESOTA FUNERAL SERVICES, INC.
SCI MISSISSIPPI FUNERAL SERVICES, INC.
SCI MISSOURI FUNERAL SERVICES, INC.
SCI NEBRASKA FUNERAL SERVICES, INC.
SCI NEW JERSEY FUNERAL SERVICES, LLC
SCI NEW MEXICO FUNERAL SERVICES, INC.
SCI NORTH CAROLINA FUNERAL SERVICES, INC.
SCI OHIO FUNERAL SERVICES, INC.
SCI OKLAHOMA FUNERAL SERVICES, INC.
SCI OREGON FUNERAL SERVICES, INC.
SCI PENNSYLVANIA FUNERAL SERVICES, INC.
SCI RHODE ISLAND FUNERAL SERVICES, LLC
SCI SERVICES (ALABAMA), LLC
SCI SOUTH CAROLINA FUNERAL SERVICES, INC.
SCI SPECIAL, INC.
SCI TENNESSEE FUNERAL SERVICES, LLC
SCI TEXAS FUNERAL SERVICES, INC.
SCI UTAH FUNERAL SERVICES, INC.
SCI VIRGINIA FUNERAL SERVICES, INC.
SCI WASHINGTON FUNERAL SERVICES, INC.
SCI WEST VIRGINIA FUNERAL SERVICES, INC.
SCI WESTERN MARKET SUPPORT CENTER, INC.
SCI WISCONSIN FUNERAL SERVICES, INC.
S.E. ACQUISITION OF CALIFORNIA, INC.
S.E. ACQUISTIION OF MALDEN, WEST VIRGINIA, INC.
S.E. ACQUISITION OF OREGON, INC.
S.E. ACQUISITION OF PENNSYLVANIA, INC.
S.E. CEMETERIES OF ALABAMA, LLC
S.E. CEMETERIES OF FLORIDA, LLC
S.E. CEMETERIES OF LOUISIANA, LLC
S.E. CEMETERIES OF MARYLAND, INC.
S.E. CEMETERIES OF NORTH CAROLINA, INC.
S.E. CEMETERIES OF SOUTH CAROLINA, INC.
S.E. CEMETERIES OF TEXAS, INC.
S.E. CEMETERIES OF VIRGINIA, LLC
S.E. CEMETERIES OF WEST VIRGINIA, INC.
S.E. CEMETERIES OF WISCONSIN, INC.
S.E. COMBINED SERVICES OF ALABAMA, LLC
S.E. COMBINED SERVICES OF CALIFORNIA, INC.
S.E. COMBINED SERVICES OF FLORIDA, LLC
S.E. COMBINED SERVICES OF SOUTH CAROLINA, INC.
S.E. COMBINED SERVICES OF TENNESSEE, INC.
S.E. COMBINED SERVICES OF TEXAS, INC.
S.E. FUNERAL HOME OF COPPELL, TEXAS, INC.

S.E. FUNERAL HOMES OF ALABAMA, LLC
S.E. FUNERAL HOMES OF ARKANSAS, LLC
S.E. FUNERAL HOMES OF CALIFORNIA, INC.
S.E. FUNERAL HOMES OF FLORIDA, LLC
S.E. FUNERAL HOMES OF ILLINOIS, INC.
S.E. FUNERAL HOMES OF LOUISIANA, LLC
S.E. FUNERAL HOMES OF NORTH CAROLINA, INC.
S.E. FUNERAL HOMES OF SOUTH CAROLINA, INC.
S.E. FUNERAL HOMES OF TENNESSEE, INC.
S.E. FUNERAL HOMES OF TEXAS, INC.
S.E. FUNERAL HOMES OF VIRGINIA, LLC
S.E. FUNERAL HOMES OF WEST VIRGINIA, INC.
S.E. MID-ATLANTIC, LLC
S.E. SOUTH –CENTRAL, LLC
SENTINEL SECURITY PLANS, INC.
SIMPLE TRIBUTE OF MARYLAND, INC.
SIMPLICITY PLAN OF CALIFORNIA, INC.
SIMPLICITY PLAN OF TEXAS, INC.
ST. LAURENT FUNERAL HOME, INC.
STEPHENS BURIAL ASSOCIATION, INC.
STEPHENS FUNERAL BENEFIT ASSOCIATION, INC.
STEPHENS FUNERAL FUND, INC.
STERLING-ASHTON-SCHWAB FUNERAL HOME, INC.
STERLING-ASHTON-SCHWAB-WITZKE FUNERAL HOME OF CANTONVILLE, INC.
STEWART CEMENTERIOS PUERTO RICO HOLDING I, LLC
STEWART CEMENTERIOS PUERTO RICO HOLDING II, LLC
STEWART ENTERPRISES (EUROPE), INC.
STEWART ENTERPRISES, INC.
STEWART FUNERARIAS PUERTO RICO HOLDING I, LLC
STEWART FUNERARIAS PUERTO RICO HOLDING II, LLC
STEWART INTERNATIONAL (NETHERLANDS) LLC
STEWART PRE-NEED SERVICES, INC.
STEWART RESOURCES CENTER, LLC
STEWART SERVICES, LLC
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING I, LLC
STEWART SIMPLICITY PLAN OF PUERTO RICO HOLDING II, LLC
SUNSET HILLS MEMORIAL PARK
SUNSET MEMORIAL PARK COMPANY
SYMPATHYSHOP.COM, LLC
THE KNOLLWOOD CEMETERY COMPANY
THE LINCOLN MEMORIAL PARK CEMETERY ASSOCIATION
THE NASHVILLE HISTORIC CEMETERY ASSOCIATION, INC.
THE PARKWOOD CEMETERY COMPANY
THE SCHIMUNEK FUNERAL HOME OF BEL AIR, INC.
THE SIMPLICITY PLAN, INC.
THEO C. AUMAN, INC.

THOMAS M. QUINN & SONS, LLC
TMJ LAND, INC.
UNISERVICE CORPORATION
UNIVERSAL MEMORIAL CENTERS V, INC.
UNIVERSAL MEMORIAL CENTERS VI, INC.
VAN ZANDT COUNTY HAVEN OF MEMORIES, INC.
VANCOUVER FUNERAL CHAPEL, INC.
WACO MEMORIAL PARK, INC.
WASATCH LAND AND IMPROVEMENT COMPANY
WESTMINSTER GARDENS, INC.
WFG LIQUIDATION CORPORATION
WIEN & WIEN, INC.
WILLIAM W. CHAMBERS, INC.
WILSON FUNERAL HOME, INC.
WITZKE FUNERAL HOMES, INC.
WMP, INC.
WOODLAWN CEMETERY OF CHICAGO, INC.
WOODLAWN MEMORIAL PARK, INC.
WORKMAN MILL INVESTMENT COMPANY
WPALM, INC.
ZARRO FUNERAL HOME
ZS ACQUISITION, INC.